EXHIBIT 23.02
                                                              -------------




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
               -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 24, 1996 included in Old National Bancorp's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                         /s/ ARTHUR ANDERSEN LLP
                                         ------------------------
                                         ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
January 20, 1997